UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDED CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2013

Multi-Color Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

4053 Clough Woods Dr. Batavia, Ohio	45103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code 513/381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 18, 2013, Multi-Color Corporation (the “Registrant”) filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission (“SEC”) to report that the Registrant had dismissed Grant Thornton LLP (“Grant Thornton”) as its independent registered public accounting firm effective upon issuance of the Registrant’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013. This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Form 8-K to update the disclosures provided in the Form 8-K, and except as set forth herein, no other amendments to the Form 8-K are made by this Form 8-K/A.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

The Registrant filed its Annual Report on Form 10-K for the fiscal year ended March 31, 2013 (the “Annual Report”) with the SEC on June 14, 2013. Effective upon such filing, Grant Thornton completed its audit of the Registrant’s consolidated financial statements for the fiscal year ended March 31, 2013 and was dismissed as the Registrant’s independent registered public accounting firm.

Grant Thornton’s audit reports on the Registrant’s consolidated financial statements and the effectiveness of internal control over financial reporting for the fiscal year ended March 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Registrant’s consolidated financial statements for the year ended March 31, 2013, for the period April 13, 2013 through June 14, 2013, there were (i) no disagreements between the Registrant and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make a reference to the subject matter of the disagreement in connection with its reports on the consolidated financial statements for such year, and (ii) no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).

The Registrant provided Grant Thornton with a copy of the disclosure contained in this Form 8-K/A and requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of such letter, dated June 19, 2013 is filed as Exhibit 16.1 to this Form 8-K/A.

(b) Newly engaged independent registered public accounting firm

On April 18, 2013, the Registrant also indicated in the Form 8-K that the Audit Committee appointed KPMG LLP (“KPMG”) as the Registrant’s independent registered public accounting firm for the fiscal year ending March 31, 2014. The Registrant will request shareholder ratification of the appointment of KPMG as the Registrant’s independent registered public accounting firm at its 2013 annual meeting of shareholders.

During the Registrant’s fiscal year ended March 31, 2013, and the period through June 14, 2013, neither the Registrant nor anyone on its behalf has consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered on the Registrant’s consolidated financial statements or on the effectiveness of internal control over financial reporting, and no written report or oral advice was provided to the Registrant that KPMG concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv) and the related instructions) or a “reportable event” (as defined in Regulation S-K Item 304(a)(1)(v)).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter of Grant Thornton LLP dated June 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

Date: June 20, 2013	By:	/s/ Sharon E. Birkett
Name: Sharon E. Birkett
Title: Vice President, Chief Financial and
Accounting Officer, Secretary